Exhibit 32(b)

18 U.S.C. SECTION 1350 CERTIFICATION

I, Arthur B. Winkleblack, Executive Vice President and Chief Financial Officer of H. J. Heinz Company, a Pennsylvania corporation (the “Company”), hereby certify that, to my knowledge:

1. The Company’s periodic report on Form 10-Q for the period ended July 27, 2011 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arthur B. Winkleblack
Name:     Arthur B. Winkleblack

Title:	Executive Vice President
and Chief Financial Officer

Date: August 26, 2011